EXHIBIT 32.1

CERTIFICATION OF THE PRESIDENT AND CHIEF EXECUTIVE OFFICER
PURSUANT TO 18. U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of the Federal Home Loan Bank of Seattle (“Seattle Bank”) for the period ended September 30, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael L. Wilson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Seattle Bank.

Date: November 8, 2013

By:	/s/ Michael L. Wilson
Michael L. Wilson
President and Chief Executive Officer